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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                  SCHEDULE 14A

                    PROXY STATEMENT PURSUANT TO SECTION 14(A)
                     OF THE SECURITIES EXCHANGE ACT OF 1934


Filed by the Registrant [X]

Filed by a Party other than the Registrant [_]

Check the appropriate box:

[_]  Preliminary Proxy Statement
[X]  Definitive Proxy Statement
[_]  Definitive Additional Materials
[_]  Soliciting Materials Pursuant to 14a-11(c) or Rule 14a-12

                               AMB FINANCIAL CORP.
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                (Name of Registrant as Specified In Its Charter)


    ------------------------------------------------------------------------
       (Name of Person(s) Filing Proxy Statement if other than Registrant)


Payment of Filing Fee (Check the appropriate box):

[X]  No fee required.
[_]  Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11

     (1) Title of each class of securities to which transaction applies:

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     (2) Aggregate number of securities to which transaction applies:

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     (3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (Set forth the amount on which the filing fee is calculated and state how it was determined):

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[_]  Fee paid previously with preliminary materials.
[_] Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

     (1) Amount Previously Paid:

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     (4) Date Filed:

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
                                       AMB
                                 FINANCIAL CORP


                                                                  March 26, 2004




Dear Fellow Stockholder:

            On behalf of the Board of Directors and management of AMB Financial Corp., we cordially invite you to attend the annual meeting of stockholders. The annual meeting will be held at 10:30 a.m. central time on April 28, 2004 at our main office located at 8230 Hohman Avenue, Munster, Indiana.

            In addition to the election of three directors, stockholders are also being asked to ratify the appointment of Cobitz, Vandenberg & Fennessy as independent auditors. The Board of Directors unanimously recommends that you vote FOR the election of the nominees for director as well as the ratification of the appointment of Cobitz, Vandenberg & Fennessy.

            We encourage you to attend the meeting in person. Whether or not you attend the meeting, PLEASE READ THE ENCLOSED PROXY STATEMENT AND THEN COMPLETE, SIGN AND DATE THE ENCLOSED PROXY CARD AND RETURN IT IN THE POSTAGE PREPAID ENVELOPE PROVIDED AS PROMPTLY AS POSSIBLE. This will save us the additional expense in soliciting proxies and will ensure that your shares are represented. Please note that you may vote in person at the meeting even if you have previously returned the proxy.

            Thank you for your attention to this important matter.

                                       Sincerely,




                                       CLEMENT B. KNAPP, JR.
                                       PRESIDENT AND CHIEF EXECUTIVE OFFICER

                                       AMB
                                 FINANCIAL CORP.
                               8320 Hohman Avenue
                           Munster, Indiana 46321-1579
                                 (219) 836-5870

                    NOTICE OF ANNUAL MEETING OF STOCKHOLDERS
                          To be Held on April 28, 2004

            Notice is hereby given that the annual meeting of stockholders of AMB Financial Corp. will be held at our main office located at 8230 Hohman Avenue, Munster, Indiana, at 10:30 a.m., central time, on April 28, 2004.

            A proxy card and a proxy statement for the meeting are enclosed.

            The annual meeting is for the purpose of considering and acting upon:

            Proposal I.     The election of three directors of AMB Financial,
                            each with a term of three years;

            Proposal II.    The ratification of the appointment of Cobitz,
                            Vandenberg & Fennessy as the independent auditors for AMB Financial for the fiscal year ending
                            December 31, 2004; and

such other matters as may properly come before the annual meeting, or any adjournments or postponements thereof. We are not aware of any other business to come before the annual meeting.

            Any action may be taken on any one of the foregoing proposals at the annual meeting on the date specified above, or on any date or dates to which the annual meeting may be adjourned or postponed. Stockholders of record at the close of business on March 12, 2004 are the stockholders entitled to vote at the annual meeting and any adjournments or postponements thereof.

            You are requested to complete and sign the enclosed form of proxy, which is solicited on behalf of the Board of Directors, and to mail it promptly in the enclosed envelope. Your proxy will not be used if you attend and vote at the annual meeting in person.

                                       BY ORDER OF THE BOARD OF DIRECTORS



                                       Clement B. Knapp, Jr.
                                       CHAIRMAN OF THE BOARD, PRESIDENT AND
                                       CHIEF EXECUTIVE OFFICER


Munster, Indiana
March 26, 2004

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       IMPORTANT: THE PROMPT RETURN OF PROXIES WILL SAVE US THE EXPENSE OF
     FURTHER REQUESTS FOR PROXIES TO ENSURE A QUORUM AT THE ANNUAL MEETING.
           A SELF-ADDRESSED ENVELOPE IS ENCLOSED FOR YOUR CONVENIENCE.
           NO POSTAGE IS REQUIRED IF MAILED WITHIN THE UNITED STATES.
--------------------------------------------------------------------------------

                                 PROXY STATEMENT

                                       AMB
                                 FINANCIAL CORP.
                               8320 Hohman Avenue
                           Munster, Indiana 46321-1579
                                 (219) 836-5870

                         ANNUAL MEETING OF STOCKHOLDERS
                                 April 28, 2004

            The Board of Directors of AMB Financial Corp., which we refer to as the company or AMB Financial, is using this proxy statement to solicit proxies from the holders of AMB Financial common stock for use at our annual meeting of stockholders. We are first mailing this proxy statement and the enclosed form of proxy to our stockholders on or about March 26, 2004.

            Certain of the information provided herein relates to our wholly owned subsidiary, American Savings FSB, which we refer to as American Savings or the Bank.

TIME AND PLACE OF THE ANNUAL MEETING; MATTERS TO BE CONSIDERED

            Our annual meeting will be held as follows:

            DATE:  April 28, 2004
            TIME:  10:30 a.m., Central Time
            PLACE: Main office of AMB Financial Corp.
                   8320 Hohman Avenue
                   Munster, Indiana

            At the annual meeting, stockholders are being asked to consider and vote upon the following proposals:

                   o the election of three directors of AMB Financial, each with a term of three years;

                   o the ratification of the appointment of Cobitz, Vandenberg & Fennessy as AMB Financial's independent auditors for the fiscal year ending December 31, 2004; and

any other matters that may properly come before the annual meeting. As of the date of this proxy statement, we are not aware of any other business to be presented for consideration at the annual meeting.

VOTING RIGHTS OF STOCKHOLDERS; REQUIRED VOTE FOR APPROVAL

            Only holders of record of AMB Financial common stock on March 12, 2004 are entitled to notice of and to vote at the annual meeting. You are entitled to one vote for each share of AMB Financial common stock you own as of the record date. On March 12, 2004, 971,147 shares of AMB Financial common stock were outstanding and entitled to vote at the annual meeting.

            Directors shall be elected by a plurality of the votes present in person or represented by proxy at the annual meeting and entitled to vote on the election of directors. In all matters other than the election of directors, the affirmative vote of the majority of shares present in person or represented by proxy at the annual meeting and entitled to vote on the matter shall be the act of the stockholders. Proxies marked to abstain with respect to a proposal other than the election of directors have the same effect as votes against the proposal. Broker non-votes have no effect on the vote. One-third of the shares of the AMB Financial common stock, present in person or represented by proxy, shall constitute a quorum for purposes of the annual meeting. Abstentions and broker non-votes are counted for purposes of determining a quorum.

            THE AMB FINANCIAL BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS THAT YOU VOTE "FOR" THE ELECTION OF EACH OF THE BOARD OF DIRECTORS' NOMINEES AND "FOR" THE PROPOSAL TO RATIFY COBITZ, VANDENBERG & FENNESSY AS AMB FINANCIAL'S INDEPENDENT AUDITORS FOR THE FISCAL YEAR ENDING DECEMBER 31, 2004.

VOTING OF PROXIES; REVOCABILITY OF PROXIES; PROXY SOLICITATION COSTS

            Proxies are solicited to provide all stockholders of record on the voting record date an opportunity to vote on matters scheduled for the annual meeting and described in these materials. Shares of AMB Financial common stock can only be voted if the stockholder is present in person at the annual meeting or by proxy. To ensure your representation at the annual meeting, we recommend you vote by proxy even if you plan to attend the annual meeting. You can always change your vote at the annual meeting if you are a record holder or have appropriate authorization from the record holder.

            Voting instructions are included on your proxy card. Shares of AMB Financial common stock represented by properly executed proxies will be voted by the individuals named in such proxy in accordance with the stockholder's instructions. Where properly executed proxies are returned to us with no specific instruction as to how to vote at the annual meeting, the persons named in the proxy will vote the shares "FOR" the election of each of the Board of Directors' nominees and "FOR" ratification of the appointment of Cobitz, Vandenberg & Fennessy as our independent auditors for the fiscal year ending December 31, 2004. Should any other matters be properly presented at the annual meeting for action, the persons named in the enclosed proxy and acting thereunder will have the discretion to vote on these matters in accordance with their best judgment.

            You may receive more than one proxy card depending on how your shares are held. For example, you may hold some of your shares individually, some jointly with your spouse and some in trust for your children -- in which case you will receive three separate proxy cards to vote.

            You may revoke your proxy before it is voted by: (i) submitting a new proxy with a later date relating to the same shares and delivering it to the Secretary of AMB Financial; (ii) notifying the Secretary of AMB Financial in writing before the annual meeting that you have revoked your proxy; or (iii) voting in person at the annual meeting. Any written notice shall be delivered to Denise L. Knapp, Secretary of AMB Financial at 8320 Hohman Avenue, Munster, Indiana 46321-1579.

            If you plan to attend the annual meeting and wish to vote in person, we will give you a ballot at the annual meeting. However, if your shares are held in the name of your broker, bank or other nominee, you must bring appropriate documents from the nominee indicating that you were the beneficial owner of AMB Financial common stock and authorizing you to vote the shares on March 12, 2004, the record date for voting at the annual meeting, and stating the number of shares held by the nominee on your behalf.

            If you participate in our Employee Stock Ownership Plan ("ESOP") you will receive a voting instruction form that reflects all shares you may vote under the plan to which the form relates. Under the terms of the ESOP, all shares held in the ESOP are voted by the ESOP trustees, but each participant in the ESOP may direct the trustees how to vote the shares of Company common stock allocated to his or her ESOP account. Unallocated shares of Company common stock held by the ESOP Trust and allocated shares for which no timely voting instructions are received will be voted by the ESOP trustees in the same proportion as shares for which the trustees have received voting instructions, subject to the exercise of their fiduciary duties.

            We will pay the cost of soliciting proxies. In addition to this mailing, our directors, officers and employees may also solicit proxies personally, electronically or by telephone. We will also reimburse brokers and other nominees for their reasonable expenses in sending these materials to you and obtaining your voting instructions.

VOTING SECURITIES AND PRINCIPAL HOLDERS THEREOF

            The following table sets forth as of March 12, 2004, information regarding share ownership of: (i) those persons or entities known by management to beneficially own more than five percent of the common stock; (ii) each executive officer of AMB Financial named in the Summary Compensation table appearing under "Executive Compensation" below; (iii) each member of the AMB Financial Board of Directors; and (iv) all directors and executive officers of AMB Financial as a group.

            The address of each of the beneficial owners, except where otherwise indicated, is the same address as AMB Financial.

                                                                                     SHARES
                                                                                  BENEFICIALLY
                                                                                    OWNED AT                     PERCENT
                                         BENEFICIAL OWNER                        MARCH 12, 2004                 OF CLASS
                                         ----------------                        --------------                 --------
AMB Financial Corp. Employee Stock Ownership Plan
8230 Hohman Avenue                                                                 156,372(1)                    14.08%
Munster, Indiana

Tontine Financial Partners L.P., Tontine Management L.L.C. and
Jeffrey L. Gendell                                                                  81,912(2)                     7.38
237 Park Avenue
Ninth Floor
New York, New York 10017

Michael  Mellon                                                                     21,583                        2.20

Clement B. Knapp, Jr.                                                              146,800(3)                    14.31

Louis A. Green                                                                      47,387(4)                     4.30

Daniel T. Poludniak                                                                 46,671(5)                     4.20

Ronald W. Borto                                                                     43,626(6)                     3.93

Donald L. Harle                                                                     32,564(6)                     2.95

John G. Pastrick                                                                    18,877(6)                     1.70

Robert E. Tolley                                                                    24,877(6)                     2.24

Directors, director emeritus and executive officers,                               415,043(7)                    37.74
  as a group (11 persons)

(1) The amount reported represents shares held by the ESOP, 127,087 shares of which have been allocated to accounts of participants. Home Federal Savings Bank, the trustee of the ESOP, may be deemed to beneficially own the shares held by the ESOP which have not been allocated to accounts of participants. Participants in the ESOP are entitled to instruct the trustee as to the voting of shares allocated to their accounts under the ESOP. Unallocated shares held in the ESOP's suspense account or allocated shares for which no voting instructions are received are voted by the trustee in the same proportion as allocated shares voted by participants.
(2) Based on information in a Schedule 13D, dated December 31, 2003 filed by Tontine Financial Partners, L.P., Tontine Management L.L.C. and Jeffrey L. Gendell. Tontine Financial Partners, L.P., Tontine Management L.L.C. and Jeffrey L. Gendell reported shared voting and dispositive power of all 81,912 shares.
(3) Includes 25,379 shares allocated under the ESOP, options to purchase 52,693 shares pursuant to the Company's stock option plan, and 37,942 shares beneficially owned by Mrs. Knapp (including options to purchase 16,681 shares).
(4) Includes 15,077 shares allocated under the ESOP. (5) Includes 15,391 shares allocated under the ESOP.
(6) Includes options to purchase 10,537 shares which each director has the right to acquire pursuant to the Stock Option Plan.
(7) Includes shares held directly, as well as shares held in retirement accounts, shares allocated to the ESOP accounts of certain of the named persons, vested stock options, held by certain members of the named individuals' families, or held by trusts of which the named individual is a trustee or substantial beneficiary, with respect to which the named individuals may be deemed to have sole voting and investment power.

                       PROPOSAL I - ELECTION OF DIRECTORS

            Although our bylaws provide for seven directors, our Board of Directors is currently composed of six members. Peter G. Korellis is being nominated to replace former director John C. McLaughlin who passed away in January 2004. Each current director is also a director of American Savings.

            Directors are generally elected to serve for a three-year term or until their respective successors shall have been elected and shall qualify. One-third of the directors are elected annually.

            The following table sets forth certain information regarding the composition of our Board of Directors, including their terms of office and nominees for election as directors. It is intended that the proxies solicited on behalf of the Board of Directors (other than proxies in which the vote is withheld as to one or more nominees) will be voted at the annual meeting for the election of the nominees identified in the following table. If any nominee is unable to serve, the shares represented by all such proxies will be voted for the election of such substitute as the Board of Directors may recommend. At this time, the Board of Directors knows of no reason why any of the nominees might be unable to serve, if elected. There are no arrangements or understandings between any director or nominee and any other person pursuant to which such director or nominee was selected.

                                                                                     DIRECTOR        TERM TO
         NAME            AGE                 POSITION(S) HELD                        SINCE(1)         EXPIRE
--------------------- --------- --------------------------------------------- ----------------- -------------------
                                                     NOMINEES
                                                     --------

Ronald W. Borto           56      Director                                            1986              2007
Michael Mellon            34      Executive Vice President                            2003              2007
Peter G. Korellis         43      Director                                            ----              2007


                                              DIRECTORS CONTINUING IN OFFICE
                                              ------------------------------

John G. Pastrick          72      Director                                            1979              2005

Robert E. Tolley          66      Director                                            1987              2005

Clement B. Knapp, Jr.     62      Chairman of the Board, President and Chief          1970              2006
                                  Executive Officer

Donald L. Harle           65      Director                                            1995              2006

---------------------
(1) Includes service as a director of American Savings.

            The business experience of each director and director nominee is set forth below. All directors have held their present positions for at least the past five years except for director Mellon.

            JOHN G. PASTRICK. Mr. Pastrick retired in April 1995 as Director of Sales for the Environmental Construction Company, a position he held since 1991. For the prior 20 years he served as Vice President of Welsh Oil Company. He is an active member in several trade organizations and community organizations.

            ROBERT E. TOLLEY. Mr. Tolley is President of RHET Engineering LLC located in Highland, Indiana and Consultant for Superior Engineering LLC located in Hammond, Indiana. He earned both his B.S.M.E. and M.S.M.E. degrees from Purdue University. Mr. Tolley is also active in several community organizations.

            CLEMENT B. KNAPP, JR. Mr. Knapp has served as Chairman of the Board, President and Chief Executive Officer of American Savings Bank since 1977 and has acted in all of such capacities with AMB Financial since its incorporation in 1993. Since joining the American Savings in 1968 he has served in various capacities and attended many banking schools and seminars. He is a graduate of Georgetown University and Indiana University/Indianapolis Law School. Mr. Knapp is also active in several community organizations. Mr. Knapp is the husband of Denise L. Knapp, Secretary of American Savings Bank.

            DONALD L. HARLE. Mr. Harle is the President and Chief Executive Officer of Mid-America Mailers, Inc., a company he co-founded in 1969. He has been in the direct mail business since he graduated from Indiana University in

1960. He is active in the direct mail professional associations, as well as the American Red Cross, Boy Scouts and the Hammond Chamber of Commerce.

            MICHAEL MELLON. Mr. Mellon served as an executive with American Savings FSB since 1993, most recently promoted to Executive Vice President. Mr. Mellon also serves as a Councilman for the Town of Munster as well as a Member of the Indiana Bankers Government Relations Committee. Mr. Mellon received his Masters Degree in Business Administration from Purdue University.

            RONALD W. BORTO. Mr. Borto is a certified public accountant and managing partner for the accounting firm of Borto and Borto located in Schererville, Indiana. He received his B.S. in Accounting Degree from Indiana University in 1969. Mr. Borto has also served on the Boards of Directors of Southlake Community Mental Health Center and Youche Country Club.

            PETE G. KORELLIS. Mr. Korellis is the president of Korellis Roofing, Inc., a commercial and industrial roofing company located in Hammond, Indiana. Mr. Korellis currently serves on the Finance Committee of the YMCA in Hammond, was a member of the Hammond Boys and Girls Club and served three terms as President of the Northwestern Indiana Roofing Contractors Association. Mr. Korellis earned his degree in management from Indiana University.

DIRECTOR EMERITUS

            We currently have one director emeritus. William J. Fitzpatrick, M.D. was formerly a director of AMB Financial and American Savings Bank and retired as such in December 1995, and was appointed as a director emeritus. Dr. Fitzpatrick was in the private practice of surgery for 35 years, prior to retiring in 1991. He is presently a self-employed health care consultant. He has served on various Boards of Directors, including the Associated Group, Blue Cross/Blue Shield of Indiana and Kentucky and the Community Hospital in Munster, Indiana.

BOARD OF DIRECTORS' MEETINGS AND COMMITTEES

            AMB Financial's Board of Directors meets monthly. The Board of Directors met 12 times during the year ended December 31, 2003. During calendar year 2003, no director attended fewer than 75% of the aggregate of the total number of Board meetings and the total number of meetings held by the committees of the Board of Directors on which he served. We have standing audit, compensation and nominating committees.

            AUDIT COMMITTEE. This committee, composed of Directors Harle, Pastrick and Borto, appoints and oversees AMB Financial's independent auditors, oversees management's activities with respect to accounting, recordkeeping, financial reporting and internal and other controls, reviews AMB Financial's annual audited and quarterly financial statements, and maintains a procedure for confidential complaints regarding accounting matters. This committee met six times during the fiscal ended December 31, 2003. Each member of the Audit Committee is "independent" as defined under the listing standards for the Nasdaq Small Cap Market and SEC Rule 10A-3. The company's Board of Directors has a written charter for the Audit Committee, a copy of which is attached hereto as Appendix A. The Audit Committee has issued the following report for the year ended December 31, 2003:

o The Audit Committee has reviewed and discussed with management the company's fiscal 2003 audited financial statements;

o The Audit Committee has discussed with the company's independent auditors the matters required to be discussed under Statement of Auditing Standards No. 61;

o The Audit Committee has received the written disclosure and letter from the independent auditors required by Independence Standards Board No. 1 (which relates to the auditor's independence from the Company and its related entities) and has discussed with the auditors its independence from the company; and

o Based on the review and discussions referred to in the three items above, the Audit Committee recommended to the Board of Directors that the audited financial statements be included in the company's Annual Report on Form 10-KSB for the fiscal year ended December 31, 2003.

           Ronald W. Borto        Donald L. Harle      John G. Pastrick

            COMPENSATION COMMITTEE. This committee reviews and approves all executive officers' compensation and related plans. This committee is composed of Directors Pastrick, McLaughlin and Harle, and met one time during fiscal 2003.

            GOVERNANCE/NOMINATING COMMITTEE. This committee is comprised of Directors Borto and McLaughlin both of whom are considered to be independent under applicable Nasdaq rules.

            The functions of the committee include the following:

            1. Consider and recommend to the Board standards (such as independence, experience, leadership, diversity and stock ownership) for the selection of individuals to be considered for election or reelection to the Board;

            2.   Identify individuals qualified to become members of the Board;

            3. Evaluate procedures for the consideration of recommendations by stockholders for director nominations;

            4. Conduct reviews as appropriate into the background and qualifications of director candidates.

            5. Review the structure of the Board and its committees and make recommendations with respect thereto (including size and composition);

            6. Consider and make recommendations regarding Board and committee performance; and

            7. Consider and make recommendations regarding Board continuing education guidelines.

            The committee begins the nominee identification process by evaluating the current members of the Board of Directors willing to continue in service. Current members of the Board with skills and experience that are relevant to the Company's business and who are willing to continue in service are first considered for re-nomination, balancing the value of continuity of service by existing members of the Board with that of obtaining a new perspective. Thus, under some circumstances, the committee may choose not to consider an unsolicited recommendation.

            If any member of the Board does not wish to continue in service, or if the Committee or the Board decides not to re-nominate a member for re-election, or if the size of the Board is increased, the Committee would solicit suggestions for director candidates from all Board members. In addition, the Committee is authorized by its charter to engage a third party to assist in the identification of director nominees. In identifying director candidates, the Governance/Nominating Committee seeks persons who at a minimum satisfy the following criteria:

            o has the highest personal and professional ethics and integrity and whose values are compatible with the Company's;

            o has had experiences and achievements that have given them the ability to exercise and develop good business judgment;

            o is willing to devote the necessary time to the work of the Board and its committees, which includes being available for Board and committee meetings;

            o is familiar with the communities in which the Company operates and/or is actively engaged in community activities;

            o is involved in other activities or interests that do not create a conflict with their responsibilities to the Company and its stockholders; and

            o has the capacity and desire to represent the balanced, best interests of the stockholders of the Company as a group, and not primarily a special interest group or constituency.

            The Governance/Nominating Committee will also take into account whether a candidate satisfies the criteria for "independence" under the Rules of the Nasdaq, and if a nominee is sought for service on the Audit Committee, the financial and accounting expertise of a candidate, including whether an individual qualifies as an audit committee financial expert.

            The Governance/Nominating Committee met one time in 2003. The Governance/Nominating Committee has adopted a charter, a copy of which is attached hereto as Appendix B.

PROCEDURES FOR THE NOMINATION OF DIRECTORS BY SHAREHOLDERS

            THROUGH THE GOVERNANCE/NOMINATING COMMITTEE. The Governance/Nominating Committee has adopted procedures for the submission to the committee of director nominees by stockholders. If a determination is made that an additional candidate is needed for the Board, the Governance/Nominating Committee will consider candidates submitted by the Company's stockholders. Stockholders can submit the names of candidates for Director by writing to the Chairman of the Governance/Nominating Committee, at 8320 Hohman Avenue, Munster, IN 46321-5870. The Chairman of the Governance/Nominating Committee must receive a submission not less than one hundred twenty (120) days prior to the date of the Company's proxy materials for the preceding year's annual meeting. If the date of the annual meeting is advanced more than thirty (30) days prior to or delayed by more than thirty (30) days after the anniversary of the preceding year's annual meeting, the stockholder's suggestion must be so delivered not later than the close of business on the tenth day following the day on which public announcement of the date of such annual meeting is first made. The submission must include the following information:

o the name and address of the stockholder as they appear on the Company's books, and number of shares of the Company's common stock that are owned beneficially by such stockholder (if the stockholder is not a holder of record, appropriate evidence of the stockholder's ownership will be required);

o the name, address and contact information for the candidate, and the number of shares of common stock of the Company that are owned by the candidate (if the candidate is not a holder of record, appropriate evidence of the stockholder's ownership should be provided);

o    a statement of the candidate's business and educational experience;

o such other information regarding the candidate as would be required to be included in the proxy statement pursuant to SEC Regulation 14A;

o a statement detailing any relationship between the candidate and the Company;

o a statement detailing any relationship between the candidate and any customer, supplier or competitor of the Company;

o detailed information about any relationship or understanding between the proposing stockholder and the candidate; and

o a statement that the candidate is willing to be considered and willing to serve as a Director if nominated and elected.

            DIRECT STOCKHOLDERS' NOMINATIONS. Under Article I, Section 6 of our bylaws, director nominations may be made by stockholders. In order to assure that they are effective nominations for directors by stockholders must be made in writing and delivered to the Secretary of AMB Financial at least 90 days prior to the meeting date provided, however, that in the event that less than 100 days' public notice or public disclosure of the date of the meeting is given or made to stockholders, notice to be timely must be so received not later than the close of business on the tenth day following the day on which public notice of the date of the meeting was mailed or public disclosure of the date of the meeting is made. A stockholder's notice to the Secretary shall set forth as to each matter such stockholder proposes to bring before the annual meeting (i) a brief description of the business desired to be brought before the annual meeting and the reasons for conducting such business at the annual meeting, (ii) the name and address, as they appear on the Company's books, of the stockholder who proposed such business, (iii) the class and number of shares of the Company's capital stock that are beneficially owned by such stockholder and (iv) any material interest of such stockholder in such business.

STOCKHOLDER COMMUNICATIONS WITH THE BOARD

            A stockholder of the Company who wants to communicate with the Board or with any individual Director can write to the Chairman of the Governance/Nominating Committee, 8320 Hohman Avenue, Munster, IN 46321-5870. The letter should indicate that the author is a stockholder and if shares are not held of record, should include appropriate evidence of stock ownership. Depending on the subject matter, the Chairman will:

o    forward the communication to the Director(s) to whom it is addressed;

o attempt to handle the inquiry directly, for example where it is a request for information about the Company or it is a stock-related matter; or

o not forward the communication if it is primarily commercial in nature, relates to an improper or irrelevant topic, or is unduly hostile, threatening, illegal or otherwise inappropriate.

CODE OF ETHICS

            The Company has adopted a code of ethics that is applicable to senior financial officers of the Company, including the Company's principal executive officer, principal financial officer, principal accounting officer and all officers performing similar functions as defined in the Code of Ethics. The Code of Ethics will be filed with the U.S. Securities and Exchange Commission as an Exhibit to the Company's Annual Report on Form 10-KSB for the year ended December 31, 2003.

DIRECTOR COMPENSATION

            We pay directors a retainer fee of $1,200 per year plus $150 per meeting attended for service on the Board of AMB Financial. Directors of the American Savings are paid a fee of $750 per month. Directors are offered an opportunity to defer up to $33,000 of fees at a 10% rate; the deferral is funded through bank owned life insurance.

EXECUTIVE OFFICERS WHO ARE NOT DIRECTORS

            The business experience of each executive officer who is not also a director is set forth below.

            LOUIS A. GREEN. Mr. Green, age 61, joined American Savings in 1967. He has held various positions including Controller and Vice President. Mr. Green was appointed as Senior Vice President of American Savings in 1985 and of AMB Financial in 1993 and is responsible for coordinating the bank's loan activities. Prior to joining American Savings, Mr. Green was an accountant in the Chicago Office of Ernst and Ernst. He is also an active member in several trade and community organizations.

            DANIEL T. POLUDNIAK. Mr. Poludniak, age 63, has been Vice President, Treasurer and Chief Financial Officer of American Savings since 1983 and AMB Financial since 1993. As Chief Financial Officer of American Savings, Mr. Poludniak is responsible for the establishment and supervision of the accounting and data processing activities of American Savings. Prior to joining American Savings in 1983, Mr. Poludniak had twenty years experience in both local and Chicago financial institutions.

            DENISE L. KNAPP. Mrs. Knapp, age 56, was appointed as the Secretary of American Savings in 1987 and of AMB Financial in 1993. She has also served as a loan officer since 1985 and as the Dyer branch manager since 1989. Since joining American Savings in 1975, Mrs. Knapp has served in various capacities and is a member of several executive committees of American Savings. Mrs. Knapp is also active in several charitable organizations in the area. Mrs. Knapp is the wife of President Knapp.

EXECUTIVE COMPENSATION

            The following table sets forth information concerning the compensation paid or granted by American Savings and AMB Financial to our Chief Executive Officer and our only other officer whose annual aggregate cash compensation exceeded $100,000 during the last three fiscal years. Such amounts do not include the compensation paid to our Corporate Secretary, who is our Chief Executive Officer's spouse.

===================================================================================================================================

                                                SUMMARY COMPENSATION TABLE
-----------------------------------------------------------------------------------------------------------------------------------
                                                                                 LONG TERM COMPENSATION
                                               ANNUAL COMPENSATION                       AWARDS
-----------------------------------------------------------------------------------------------------------------------------------

                                                                           RESTRICTED STOCK
    NAME AND PRINCIPAL                                                         AWARD ($)           OPTIONS/         ALL OTHER
         POSITION                YEAR      SALARY($)(1)      BONUS($)                              SARS (#)    Compensation($)(2)
-----------------------------------------------------------------------------------------------------------------------------------
  Clement B. Knapp, Jr.,         2003         $162,096        $21,900             ---                ---             $63,047
  Chairman, President and        2002          161,608         13,510             ---                ---              53,365
    Chief Executive Officer      2001          149,400         12,875             ---                ---              38,907
                                                                                  ---                ---
  Louis A. Green,                2003         $102,648        $15,100             ---                ---             $38,752
  Senior Vice President and      2002          102,315          9,330             ---                ---              32,542
    Chief Lending Officer        2001           94,000          8,900             ---                ---              23,057

  Daniel T. Poludniak,           2003          $92,820        $13,700             ---                ---             $35,000
    Vice President and           2002           92,159          8,475             ---                ---              29,387
     Chief Financial Officer     2001           85,000          8,075             ---                ---              20,323

===================================================================================================================================

-----------------

(1)  Amount includes for Mr. Knapp fees received as a director.
(2) Includes interest accrued on deferred amounts under deferred compensation plans equal to $22,226, $19,405 and $16,756 for 2003, 2002 and 2001,
     respectively, for Mr. Knapp. Also includes contributions made by the Association to the ESOP of $38,554, $32,099 and $22,152 for year end 2003, 2002 and 2001, and a 401(k) match of $2,266 in 2003, and $1,861 in 2002 respectively, for Mr. Knapp. Includes interest accrued on deferred amounts under deferred compensation plans equal to $10,903, $9,383 and $7,942 for year end 2003, 2002 and 2001, respectively, for Mr. Green. Also includes contributions to the ESOP of $26,303, $21,890 and $15,115 for year end 2003, 2002 and 2001, and a 401(k) match of $1,546 in 2003 and $1,270 in
     2002, respectively, for Mr. Green. Includes interest accrued on deferred amounts under deferred compensation plans equal to $9,807, $8,437 and $7,142 for 2003, 2002 and 2001 respectively, for Mr. Poludniak. Also includes contributions made by the Association to the ESOP of $23,795, $19,801 and $13,251 for 2003, 2002, and 2001, and a 401(k) match of $1,308 in 2003 and $1,149 in 2002 respectively, for Mr. Poludniak.

            No stock appreciation rights or options were granted during fiscal 2003.

            The following table provides information as to the value of the options held as of December 31, 2003 by the persons named on the summary compensation table above, none of which have been exercised. No stock appreciation rights were granted as of such date.

===================================================================================================================================

                        AGGREGATED OPTION/SAR EXERCISES IN LAST FISCAL YEAR AND YEAR-END OPTION/SAR VALUES

                                                                                                               VALUE OF
                                                                    NUMBER OF SECURITIES                     UNEXERCISED
                                                                   UNDERLYING UNEXERCISED                    IN-THE-MONEY
                        SHARES ACQUIRED                                OPTIONS/SARS AT                     OPTIONS/SARS AT
       NAME             ON EXERCISE (#)  VALUE REALIZED ($)              FY-END (#)                           FY-END ($)

                                                              EXERCISABLE        UNEXERCISABLE    EXERCISABLE        UNEXERCISABLE
Clement B. Knapp, Jr.         ---                ---              52,693(1)           ---           $397,832(2)         $---(2)
Louis A. Green                ---                ---              21,076              ---            159,124             $---(2
Daniel T. Poludniak           ---                ---              16,861              ---            127,301            $---(2)
===================================================================================================================================

----------------------
(1) Represents options to purchase Common Stock awarded to the Chairman of the Board, President and Chief Executive Officer. Does not include options granted to the Corporate Secretary, who is the Chairman's spouse.

(2) Represents the aggregate market value (market price of the shares less the exercise price) of in-the-money options granted based upon the average of the closing price of $14.35 per share of AMB Financial's common stock as reported on the Nasdaq Small Cap Market on December 31, 2003.

EMPLOYMENT AGREEMENTS

            American Savings has entered into employment agreements with Messrs. Knapp, Poludniak and Green and Mrs. Knapp. The employment agreements are designed to assist in maintaining a stable and competent management team. The continued success of American Savings depends to a significant degree on the skills and competence of our officers. The employment agreements provide for an annual base salary in an amount not less than the employee's salary as it may be increased from time to time and an initial term, in the case of Mr. Knapp, of three years and, in the case of the other recipients, of one year. The agreements also require participation in an equitable manner in employee benefits applicable to executive personnel. The agreements provide for extensions for a period of one year on each annual anniversary date, subject to review and approval of the extension by disinterested members of our Board of Directors. The agreements provide for termination upon the employee's death, for cause or in certain events specified by Office of Thrift Supervision regulations. The employment agreements are also terminable by the employee upon 90 days notice to American Savings.

            The employment agreements provide for the making of a lump sum payment to the employee, in lieu of his salary, of up to 100% (299% in the case of Mr. Knapp) of the employee's base compensation if there is a "change in control" of American Savings and such employee is involuntarily terminated in connection with such change in control or within twelve months thereafter. This termination payment may not exceed three times the employee's average annual compensation over the most recent five year period or be non-deductible by American Savings for federal income tax purposes. For the purposes of the employment agreements, a "change in control" is defined as any event which would require the filing of an application for acquisition of control or notice of change in control pursuant to Office of Thrift Supervision change in control regulations. Such filings are generally triggered prior to the acquisition or control of 10% of our common stock. Each agreement also provides for continued health benefits for its remaining term in the event the covered employee is involuntarily terminated in connection with a change in control.

            Based on their current salaries, if the employment of Messrs. Knapp, Green and Poludniak and Mrs. Knapp had been terminated as of December 31, 2003 under circumstances entitling them to severance pay in connection with a change in control as described above, they would have been entitled to receive lump sum cash payments of approximately $480,846, $112,210, $105,922 and $47,111 respectively.

BENEFIT PLANS

            GENERAL. We currently provide health care benefits to our employees, including hospitalization, disability and major medical insurance, subject to certain deductibles and copayments by employees.

            PENSION PLAN. American Savings sponsors a defined benefit pension plan for its employees (the "Pension Plan"). An employee is eligible to participate in the Pension Plan following the completion of 12 months of service and reaching the age of 21 years. A participant must reach two years of service before he attains a vested interest in his retirement benefits. After completing six years of service, a participant will be 100% vested in his retirement benefits. The Pension Plan is funded solely through contributions made by American Savings. In 2003, the Pension Plan contribution for the plan year was $190,459 which was funded by a contribution from American Savings.

            The benefit provided to a participant at normal retirement age (65) is based on the average of the participant's monthly compensation during the five consecutive years during which his compensation was highest ("average monthly compensation"). Compensation for this purpose includes all taxable compensation paid to the participant. The monthly benefit provided to a participant who retires at age 65 is equal to 1.4% of average monthly compensation for each year of service without offset of the participant's anticipated Social Security benefits. The Pension Plan also provides for disability and death benefits.

            The following table sets forth, as of December 31, 2003, estimated annual pension benefits for individuals at age 65 payable in the form of an annuity with a minimum of 10 years of benefits under the most advantageous plan provisions for various levels of compensation and years of service. The figures in this table are based upon the assumption that the Pension Plan continues in its present form and does not reflect offsets for Social Security benefits and does not reflect benefits payable under the ESOP. As required by the Code, the Pension Plan may not provide annual benefits which exceed certain maximum limits or which are based on annual compensation in excess of $200,000 in 2003. At December 31, 2003, Mr. Knapp had 35 years of credited service under the Pension Plan.

===============================================================================================================================
                                                                 Years of Credited Service
-------------------------------------------------------------------------------------------------------------------------------
      Remuneration                 10                15             20              25             30              35
-------------------------------------------------------------------------------------------------------------------------------
         $50,000                 $ 7,000           $10,500        $14,000         $17,500        $21,000         $24,500
-------------------------------------------------------------------------------------------------------------------------------
         75,000                  $10,500           $15,800        $21,000         $26,300        $31,500         $36,800
-------------------------------------------------------------------------------------------------------------------------------
         100,000                 $14,000           $21,000        $28,000         $35,000        $42,000         $49,000
-------------------------------------------------------------------------------------------------------------------------------
         125,000                 $17,500           $26,300        $35,000         $43,800        $52,500         $61,300
-------------------------------------------------------------------------------------------------------------------------------
         150,000                 $21,000           $31,500        $42,000         $52,500        $63,000         $73,500
-------------------------------------------------------------------------------------------------------------------------------
         160,000                 $22,400           $33,600        $44,800         $56,000        $67,200         $78,400
-------------------------------------------------------------------------------------------------------------------------------
         170,000                 $23,800           $35,700        $47,600         $59,500        $71,400         $83,300
-------------------------------------------------------------------------------------------------------------------------------
         200,000                 $28,000           $42,000        $56,000         $70,000        $84,000         $98,000
===============================================================================================================================

CERTAIN TRANSACTIONS

            American Savings has followed a policy of granting loans to eligible directors, officers, employees and members of their immediate families for the financing of their personal residences and for consumer purposes. Under our current policy, all such loans to directors and senior officers are required to be made in the ordinary course of business and on the same terms, including collateral and interest rates, as those prevailing at the time for comparable transactions and do not involve more than the normal risk of collectability. At December 31, 2003, our loans to directors, officers and employees totaled approximately $1.6 million or 13.05% of stockholder's equity.


        PROPOSAL II - RATIFICATION OF APPOINTMENT OF INDEPENDENT AUDITORS

            At the annual meeting, the stockholders will consider and vote on the ratification of the appointment of Cobitz, VandenBerg & Fennessy as our independent auditors for the year ending December 31, 2004.

            The Board of Directors has heretofore renewed our arrangement for Cobitz, VandenBerg & Fennessy to be the independent auditors for the year ending December 31, 2004, subject to ratification by the stockholders. Representatives of Cobitz, VandenBerg & Fennessy are expected to attend the annual meeting to respond to appropriate questions and to make a statement if they so desire.

            FINANCIAL INFORMATION SYSTEMS DESIGN AND IMPLEMENTATION FEES. There were no fees for financial information systems design and implementation billed to AMB Financial by Cobitz, Vendenberg & Fennessy for year ended 2003.

            AUDIT FEES. The aggregate fees billed to AMB Financial by Cobitz, Vendenberg & Fennessy for professional services rendered for the audit of AMB Financial's financial statements for the last fiscal year and the reviews of the financial statements included in AMB Financial's Quarterly Reports on Form 10-QSB for that year were $34,000.

            ALL OTHER FEES. Other than audit fees, there were fees of $21,698 billed to AMB Financial by Cobitz, Vendenberg & Fennessy for fiscal year ended 2003.

            The Audit Committee of the Board of Directors has considered whether the provision of non-auditing services and financial information systems design and implementation services, if any, (and the aggregate fees for such services) in year end 2003 by Cobitz, Vandenberg & Fennessy, the principal independent auditors, is compatible with maintaining the principal auditors independence.

                              STOCKHOLDER PROPOSALS

            In order to be eligible for inclusion in our proxy materials for next year's annual meeting of stockholders, any stockholder proposal to take action at such meeting must be received at our executive office at 8230 Hohman Avenue, Munster, Indiana 46321-1578 no later than November 26, 2004; provided, however, that if the date of the 2005 annual meeting is before March 29, 2005 or after May 28, 2005, then the proposal must be received a reasonable time before we print and mail our materials for such meeting. Any such proposal shall be subject to the requirements of the proxy rules adopted under the Securities Exchange Act of 1934, as amended.

            To be considered for presentation at the next annual meeting, but not for inclusion in the Company's proxy statements and form of proxy for that meeting, proposals must be received by the Company no later than 90 days prior to the date of the annual meeting provided that in the event that less than 100 days notice or public disclosure of the date of the meeting is given, proposals must instead be received by the Company by the close of business on the the tenth day following the day on which notice of the date of the meeting is mailed or public disclosure of such date is made.

            All stockholder proposals, whether or not included in our proxy materials, must also comply with our certificate of incorporation, bylaws and Delaware law.

                                  OTHER MATTERS

            The Board of Directors is not aware of any business to come before the annual meeting other than those matters described above in this proxy statement. However, if any other matter should properly come before the annual meeting, it is intended that holders of the proxies will act in accordance with their best judgment.

            Section 16(a) of the Securities Exchange Act of 1934 requires the Company's directors, executive officers and persons who own more than 10% of a registered class of the Company's equity securities, to file with the SEC reports of ownership and reports of changes in ownership of common stock and other equity securities of the Company. Executive officers, directors and greater than 10% stockholders are required by SEC regulation to furnish the Company with copies of all Section 16(a) forms they file. To the Company's knowledge, based solely on a review of the copies of reports furnished to the officers that no other reports were required, during the fiscal year ended December 31, 2003, all Section 16(a) filing requirements applicable to its executive officers, directors and greater then 10% stockholders were complied with.

Munster, Indiana
March 26, 2004

                                                                      APPENDIX A

                           AMENDED AND RESTATED AUDIT
                                COMMITTEE CHARTER

PREAMBLE

This Audit Committee Charter (the "Charter") has been adopted by the Board of Directors of AMB Financial Corp. (the "Company"). The Audit Committee of the Board shall review and reassess this charter annually and recommend any proposed changes to the Board for approval.

OBJECTIVES OF COMMITTEE

o To provide assistance to the Board of Directors in fulfilling its fiduciary responsibilities and oversee management's activities relating to accounting, record keeping, financial reporting, internal controls, disclosure controls and internal control over financial reporting.

o Provide a vehicle and establish a forum for the free and open communication of views and information among the Company's directors, independent public accounting firm, internal auditor and management.

o To review the independence of the Company's independent public accounting firm and the objectivity of internal auditor.

o    To review the adequacy and reliability of disclosures to stockholders.

o To perform the audit committee functions specified by the Securities and Exchange Commission and the NASDAQ SmallCap Market.

o To establish and maintain a system for confidential complaints regarding the Company's accounting, financial reporting, internal controls, disclosure controls, and internal control over financial reporting.

o The committee's duties do not include planning or conducting external or internal audits or determining that the Company's financial statements are complete, accurate and in accordance with generally accepted accounting principles. Nor is it the duty of the committee to assure compliance with laws and regulations. These are the responsibilities of management.

ROLES AND RESPONSIBILITIES

The responsibilities of the committee include the following:

INDEPENDENT AUDITORS:

o Appoint an independent public accounting firm for the purpose of auditing the Company's financial statements and, if and when required, attesting to its internal controls.

o Assess the qualifications of the Company's public auditing firm and its lead engagement partner. Oversee and evaluate the performance of such person and firm; if necessary, remove them.

o Obtain annually from the Company's independent public auditing firm a formal written statement describing all relationships between the firm and the Company, consistent with Independence Standards Board Standard Number
     1. Discuss with the Company's independent public auditing firm any relationships that may impact the objectivity and independence of such firm and take, or recommend that the Board take, appropriate actions with respect to the independence of such firm from the Company.

o Resolve any disagreements between management and the Company's independent public auditing firm regarding accounting, financial reporting, internal control over financial reporting and similar matters.

o Approve, in advance, all audit and non-audit services to be performed for the Company by its independent public auditing firm, subject to applicable law and regulation. Negotiate and approve all fees and engagement terms of the Company's independent public auditing firm for audit and non-audit services.

o    Obtain assurance from the Company's independent public auditing firm that
     Section 10A(b) of the Exchange Act has not been implicated.

o Review with the Company's independent public auditing firm the plan, procedures and scope of its annual audit of the Company's financial statements.

FINANCIAL REPORTING REVIEW:

o Review at least annually critical accounting policies, alternate treatments within GAAP and significant assumptions and estimates with respect to the Company's financial statements with its management and independent public auditing firm. In connection with such review, review the financial accounting and reporting treatments preferred by the Company's independent auditing firm.

o Review and discuss the Company's audited financial statements with management and the Company's independent public auditing firm including all of the matters indicated in Statement of Auditing Standards Number 61. Based on such review, recommend to the board whether such audited financial statements should be included in the Company's Annual Report on Form 10-KSB and Annual Report to Stockholders for the relevant fiscal year.

o Review material written communications between the Company's independent public auditing firm and management including the management letter and schedule of unadjusted differences.

o Review and discuss with management and Company's independent public auditing firm on at least an annual basis the Company's disclosure of off-balance sheet data and non-financial data.

o Review and discuss with management and the Company's independent public auditing firm the appropriateness (and the reconsolidation to GAAP) of any pro forma data to be included in the Company's public financial reports.

o Review and discuss with management and the Company's independent public auditing firm prior to release any proposed earnings announcement or financial press release.

o Review and discuss with management and the Company's independent public auditing firm prior to filing the Company's Annual Reports on Form 10-KSB, Quarterly Reports on Form 10-QSB and any other SEC disclosure filings.

o Monitor the efforts of management and the Company's independent public auditors to cure any deficiencies noted in its financial statements or accounting process.

INTERNAL CONTROLS, DISCLOSURE CONTROLS AND INTERNAL CONTROL OVER FINANCIAL
REPORTING:

o Oversee the selection, compensation and performance of the Company's internal auditor. Assess the qualifications and independence of the Company's internal auditor.

o Discuss with the Company's management, independent public auditing firm and internal auditor the organization, scope, objectivity, budget and staffing of the Company's internal audit.

o Determine that no restrictions are placed upon the scope of the internal audit. Assess reports regarding computer systems, facilities and backup systems.

o Review regulatory examination reports and internal audit reports and monitor management's compliance efforts.

o Review with the Company's independent public auditing firm, internal auditor and management, the adequacy and effectiveness of the Company's internal controls (including internal control over financial reporting) and disclosure controls.

o Review reports of management and the Company's independent public auditing firm on internal and quality controls including, if and when required by applicable law or regulation, management's report and the independent public auditing firm's attestation on internal control over financial reporting.

o Discuss with management on a quarterly basis its review and conclusions regarding the Company's disclosure controls and whether there has been any changes in the Company's internal control over financial reporting.

OTHER:

o Discuss the Company's legal and regulatory compliance with the Company's Chief Compliance Officer on at least an annual basis.

o Review and, to the extent required under applicable SEC and NASDAQ rules, approve all transactions with related parties.

o Establish procedures for (a) the receipt, retention and treatment of any complaints received by the Company on accounting, financial reporting, internal control, internal control over financial reporting, or auditing matters and (b) the confidential, anonymous submission by the Company's employees of concerns regarding questionable accounting, financial reporting, internal controls, internal control over financial reporting and auditing matters.

o    Reassess the adequacy of this Charter at least annually.

ORGANIZATION

o The committee shall consist of a minimum of three outside directors of the Company. All members must be (i) financially literate, (ii) able to read and understand financial statements and (iii) able to satisfy applicable NASDAQ and SEC requirements with respect thereto. In addition, at least one member of the committee shall have past employment experience in finance or accounting, requisite professional certification in accounting, or any other comparable experience or background which results in such member's financial sophistication (including being or having been a chief executive officer, chief financial officer or other senior officer with financial oversight responsibilities.)

o All members of the committee must be free from any relationship with the Company which would interfere with their independent judgement. Other than in his or her capacity as a member of the board of directors or any committee thereof, no audit committee member shall accept directly or indirectly any fee or other compensation from the Company or any subsidiary and no audit committee member may be an affiliated person of the Company. No audit committee member or any of his family members shall have been employed by the Company, its independent public auditing firm or any of their affiliates or, received any payments from the Company (except as set forth above), its independent public accounting firm or any of their affiliates over the last three years. All audit committee members must comply with the independence requirements of the NASDAQ and the SEC.

o Required Meetings. The committee shall meet at least four times a year and more frequently as circumstances require. The timing of meetings shall be determined by the committee. However, at least once per year, the committee shall have private meetings with each of the Company's independent public auditing firm, management and the internal auditor.

o One member of the committee shall be appointed as chairman. The chairman shall be responsible for leadership of the committee, including scheduling and presiding over meetings, preparing agendas, and making regular reports to the board. The chairman will also maintain regular liaison with the Company's CEO, CFO, the lead partner of its independent public auditing firm, the internal auditor and the general counsel.

o The committee shall have the power to conduct or authorize investigations into any matters within its scope of responsibilities. The committee is empowered to engage independent counsel and such other advisers as it determines necessary or appropriate to carry out its duties. The Company shall pay all expenses of such advisers and any other expenses that are necessary or appropriate for carrying out the committee's duties.

                                                                      APPENDIX B

                     GOVERNANCE/NOMINATING COMMITTEE CHARTER


     The Board of Directors has created a Charter for the Governance/Nominating Committee as follows:

I.   PURPOSE

     The purpose of the Governance/Nominating Committee (the "Committee") of the Board of Directors of AMB Financial Corp. shall be to assist the Board in (i) identifying qualified individuals to become Board members, (ii) in determining the size and composition of the Board and its committees, (iii) developing a process to assess Board effectiveness and (iv) making recommendations regarding developing corporate governance guidelines.

II.  STRUCTURE

     The Committee shall consist of a minimum of two members, as determined by the Board of Directors (the "Board"). Members of the Committee shall be appointed and may be removed by the Board. All members of the Committee shall be members of the Board and satisfy the applicable Nasdaq listing standards for independence. The Committee shall meet at least once annually or more frequently as circumstances require.

III. RESPONSIBILITIES

     The functions of the Governance/Nominating Committee include the following:

     1. Consider and recommend to the Board standards (such as independence, experience, leadership, diversity and stock ownership) for the selection of individuals to be considered for election or reelection to the Board;

     2.   Identify individuals qualified to become members of the Board;

     3.   Consider recommendations by stockholders for director nominations;

     4. Conduct reviews as appropriate into the background and qualifications of director candidates.

     5. Review the structure of the Board and its committees and make recommendations with respect thereto (including size and composition);

     6. Consider and make recommendations regarding Board and committee performance; and

     7. Consider and make recommendations regarding Board continuing education guidelines.

The Committee shall have the authority to delegate any of its responsibilities to subcommittees as the Committee may deem appropriate in its sole discretion.

IV.  FUNDING

     The Committee shall have the authority to retain director search firms outside counsel and any other advisors as the Committee deems appropriate in its discretion. The Committee shall have sole authority to approve related fees and retention terms.

V.   RECOMMENDATIONS

     The Committee shall report its actions and recommendations to the Board. The Committee shall review at least annually the adequacy of this charter and recommend any proposed changes to the Board for approval.

                                REVOCABLE PROXY
                              AMB FINANCIAL CORP.

|X|  PLEASE MARK VOTES
     AS IN THIS EXAMPLE


                         ANNUAL MEETING OF STOCKHOLDERS
                                 April 28, 2004

The undersigned hereby appoints the Board of Directors of AMB Financial Corp., and its survivor, with full power of substitution, to act as attorneys and proxies for the undersigned to vote all shares of common stock of AMB Financial which the undersigned is entitled to vote at the annual meeting of stockholders, to be held on April 28, 2004 at 10:30 a.m., and at any and all adjournments or postponements thereof, as follows:

I.  The election as directors of all nominees listed below:

RONALD BORTO                                    For      With-        For all
MICHAEL MELLON                                           hold         Except
PETER KORELLIS                                  [_]       [_]           [_]


INSTRUCTION: To withhold authority to vote for any individual nominee, mark "Except" and write that nominee's name in the space provided below.


--------------------------------------------------------------------------------

II. The ratification of the appointment of Cobitz, VandenBerg & Fennessy as independent auditors of AMB Financial for the fiscal year ending December 31, 2004.

                                                For      Against      Abstain
                                                [_]        [_]          [_]

In their discretion, the proxies are authorized to vote on such other matters as may properly come before the annual meeting or any adjournment thereof.


                 THE BOARD OF DIRECTORS RECOMMENDS A VOTE "FOR"
                             THE LISTED PROPOSALS.


THIS PROXY WILL BE VOTED AS DIRECTED, BUT IF NO INSTRUCTIONS ARE SPECIFIED, THIS PROXY WILL BE VOTED FOR THE PROPOSALS STATED. IF ANY OTHER BUSINESS IS PRESENTED AT SUCH MEETING, THIS PROXY WILL BE VOTED BY THOSE NAMED IN THIS PROXY IN THEIR BEST JUDGEMENT. AT THE PRESENT TIME, THE BOARD OF DIRECTORS KNOWS OF NO OTHER BUSINESS TO BE PRESENTED AT THE ANNUAL MEETING.

Please be sure to sign and date
this Proxy in the box below.                      ------------------------------
                                                  Date
--------------------------------------------------------------------------------


------Stockholder sign above-----------------Co-holder (if any) sign above------

   Detach above card, sign, date and mail in postage paid envelope provided.

                              AMB FINANCIAL CORP.
--------------------------------------------------------------------------------
          THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS

Should the above signed be present and elect to vote at the annual meeting or at any adjournment thereof, and after notification to the Secretary of AMB Financial at the meeting of the stockholder's decision to terminate this proxy, then the power of such attorneys and proxies shall be deemed terminated and of no further force and effect.

The above signed acknowledges receipt from AMB Financial, prior to the execution of this proxy, of Notice of the Meeting, a Proxy Statement dated March 26, 2004 and the AMB Financial's Annual Report to Stockholders for the fiscal year ending December 31, 2003.

Please sign exactly as your name(s) appear(s) above on this card. When signing as attorney, executor, administrator, trustee or guardian, please give your full title. If shares are held jointly, each holder should sign.

            PLEASE PROMPTLY COMPLETE, DATE, SIGN AND MAIL THIS PROXY
                     IN THE ENCLOSED POSTAGE-PAID ENVELOPE
--------------------------------------------------------------------------------
IF YOUR ADDRESS HAS CHANGED, PLEASE CORRECT THE ADDRESS IN THE SPACE PROVIDED BELOW AND RETURN THIS PORTION WITH THE PROXY IN THE ENVELOPE PROVIDED.

____________________________________________________

____________________________________________________

____________________________________________________